Other current assets	12 Months Ended
Dec. 31, 2025
Other current assets
Other current assets

15. Other current assets

The other current assets consist out of the following balances.

	For the year ended
	December 31
(In thousands of €)	2025	2024
Grant receivables	1,672	446
Supplier credit notes received	15	55
VAT receivables	200	381
Other receivables	2,122	1,126
Total trade and other receivables	4,009	2,008
Deferred charges	638	267
Accrued Income	76	111
Total deferred charges and accrued income	714	378
Total other current assets	4,723	2,386

The grant receivables relate to the VLAIO grants received. For further information refer to note 7.4 above. The increase in other receivables is mainly related to the unused R&D tax credit of tax year 2023 that will be paid-out in cash by the Belgian tax authorities.

As at December 31, 2025, deferred charges are mainly related to incremental costs directly attributable to completion of the issuance of new shares on the stock market, which have incurred prior to the initial public offering on February 9, 2026. These expenses amount to € 0.4 million and are initially recognized as deferred charges on the balance sheet and were reclassified to equity upon the close of the IPO (refer to note 26– and section 2.2.13)